UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 12, 2024

AMERI METRO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54546	45-1877342
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2575 Eastern Blvd., Suite 102, York, PA 17402

(Address of principal executive offices)

717-434-0668

 (Registrant’s telephone number, including area code)

        N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(b) of the Exchange Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective immediately, Philip M. (“Marty”) Hicks has been removed from all positions in Ameri Metro, Inc. due to unprofessional and unethical behavior concerning Ameri Metro, Inc., related entities, and their operations. Mr. Hicks is stripped of all authority associated with Ameri Metro, Inc. and all related entities.

Company leadership concludes that Mr. Hicks has acted unethically and illegally in at least the following areas:

1.	Excessive use of his position for personal gain;
2.	Acting on his self-dealing agenda by demanding excessive funding and/or benefits;
3.	Making false commitments/promises on behalf of unknown investors & institutions;
4.	Creating collateral damage for the companies;
5.	Misrepresentation of corporate / SEC filing information to third parties and disclosing the business information without company consent.
6.	Attempting to inflict reputational damage on company officers and employees through misuse and misrepresentation of privileged information by email.

Mr. Frank E. Worrell, CPA, CFF has been named interim Chief Financial Officer for Ameri Metro, Inc.

Mr. Worrell is the Chief Financial Officer for Global Infrastructure Finance & Development Authority, Inc. (“GIFDA”). Prior to joining GIFDA, Mr. Worrell was one the founding partners of Quick Group, LLC, a forensic accounting firm. In addition to providing forensic accounting services, he has provided consulting services for financial institutions in California and Colorado drafting policies and procedures for compliance with AML/BSA rules for high-risk banking accounts.

Prior to starting his firm, Mr. Worrell enjoyed a 22-year career as a Special Agent in the Federal Bureau of Investigation (“FBI”) focused on corporate and financial institution fraud. After leaving the FBI, he joined the US Department of the Treasury – Office of the Special Inspector General for the Troubled Asset Relief Program overseeing the Public Private Investment Program (‘PPIP”), a $26 billion mortgage-backed securities fund managed by nine of the largest asset management companies in the world, as well as the Term Asset-Backed Securities Loan Facility (“TALF”).

Mr. Worrell is a Certified Public Accountant (“CPA”) licensed in South Carolina, Certified in Financial Forensics (“CFF”), and a member of the American Institute of Certified Public Accountants (“AICPA”).

9.01 Financial Statements and Exhibits.

None.

(d) Exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 12, 2024

Ameri Metro, Inc.

/s/ Shah Mathias
By:	Shah Mathias
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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